UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2018

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On January 16, 2018, BeiGene, Ltd. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), relating to a proposed underwritten public offering (the “Offering”) of American Depositary Shares (“ADSs”) of the Company, each representing 13 ordinary shares, par value $0.0001 per share, pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-218301). The Company disclosed in the Preliminary Prospectus Supplement for the Offering that it expects that, as of December 31, 2017, the Company’s cash and cash equivalents and short-term investments were between $835 million and $840 million. The Company’s independent registered public accountants have not audited, reviewed or performed any procedures with respect to this financial data and accordingly do not express an opinion or any other form of assurance with respect thereto. This amount could change as a result of further review.

The information in Item 2.02 of this Current Report on Form 8-K is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01                                           Other Events.

Commencement of Underwritten Public Offering

On January 16, 2018, the Company issued a press release announcing the commencement of the Offering. The Company intends to offer and sell $650 million of its ADSs, before underwriting discounts and commissions and estimated offering expenses. In addition, the Company also announced its intention to grant the underwriters a 30-day option to purchase up to an additional $50 million of the ADSs at the public offering price, less underwriting discounts and commissions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Business Updates

The Preliminary Prospectus Supplement for the Offering contains an updated description of certain aspects of the Company’s business as well as updated Company risk factor disclosure. Accordingly, the Company is filing this information for the purpose of supplementing and updating the business and risk factor disclosures contained in its prior public filings. The updated disclosures are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company is providing a presentation to prospective investors in the Offering. A copy of the presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release entitled “BeiGene Announces Proposed Public Offering” issued by BeiGene, Ltd. on January 16, 2018

99.2	Updated Company Disclosure

99.3	BeiGene, Ltd. presentation dated January 16, 2018

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed or furnished herewith contain forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein and therein which do not describe historical facts, including, among others, statements relating to the Company’s expectations regarding its cash and cash equivalents and short-term investments as of December 31, 2017; the Company’s expectations regarding the completion, timing and size of the Offering; the Company’s expectations with respect to granting the underwriters a 30-day option to purchase additional ADSs or the underwriters’ exercise of the same; and statements in the materials filed herewith identified by the words “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plans,” “will,” “outlook” and similar expressions are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, (1) the possibility that the closing conditions will not be met and/or that the parties will be unable to consummate the proposed transaction on the anticipated terms or at all; (2) market conditions; (3) that the cost of the transaction to the Company will be more than planned; and (4) other risks identified in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2016, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and subsequent filings with the SEC, including this Current Report on Form 8-K. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “BeiGene Announces Proposed Public Offering” issued by BeiGene, Ltd. on January 16, 2018

99.2	Updated Company Disclosure

99.3	BeiGene, Ltd. presentation dated January 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel